UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2014

MERCER INTERNATIONAL INC.

(Exact name of Registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation or organization)

000-51826	47-0956945
(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8

(Address of Office)

(604) 684-1099

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

The information furnished under Item 7.01 of this Current Report on Form 8-K (the “Current Report”) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Effective October 1, 2013, Mercer International Inc. (the “Company”) changed its reporting currency from the Euro to the U.S. dollar. The Company’s management is of the opinion that a U.S. dollar reporting currency enhances communication and understanding with the Company’s shareholders, analysts and other stakeholders and improves comparability of the Company’s financial information with its competitors and peer group companies. Consolidated financial statements issued prior to October 1, 2013 were prepared using the Euro as the reporting currency; however, subsequent to October 1, 2013, both current and historical financial information have been translated to U.S. dollars in accordance with the method described below. The Company’s functional currency has not changed.

The Company translates foreign assets and liabilities of its subsidiaries, other than those denominated in U.S. dollars, at the rate of exchange at its balance sheet date. Revenues and expenses are translated at the average rate of exchange throughout the year. Transaction gains and losses related to net assets primarily located in Canada and Germany are recognized as unrealized foreign currency translation adjustments within accumulated other comprehensive income in shareholders’ equity, until all of the investment in the subsidiaries is sold or liquidated. The translation adjustments do not recognize the effect of income tax when the Company expects earnings of the foreign subsidiary to be indefinitely reinvested. The income tax effect on currency translation adjustments related to foreign subsidiaries that are not considered indefinitely reinvested is recorded as a component of deferred taxes in the Company’s consolidated balance sheet with an offset to other comprehensive income. Gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) are included in costs and expenses in the Company’s consolidated statement of operations. Where inter-company loans are of a long-term investment nature, the after-tax effect of exchange rate changes are included as an unrealized foreign currency translation adjustment within accumulated other comprehensive income in shareholders’ equity.

The indenture governing the Company’s 9.5% senior notes due 2017 requires the Company to provide the results of operations and financial condition of the Company and its restricted subsidiaries under the indenture, collectively referred to as the “Restrictive Group”. Currently, the Restricted Group is comprised of the Company, the Rosenthal and Celgar mills and certain holding subsidiaries. The Restricted Group excludes the Company’s Stendal mill.

The Company is filing this Current Report to present selected financial information for historical reporting periods prior to October 1, 2013 that have been translated to reflect the U.S. dollar as the Company’s reporting currency. This Current Report is being filed in response to requests from certain analysts and securities holders for historical information respecting the effect of the reporting currency change on the Company’s historical financial information.

This Current Report is being furnished only for the purposes noted above, and does not modify or update the disclosures of any previous periodic report. This Current Report does not reflect any subsequent information or events other than the change in the Company’s reporting currency.

The summary selected financial information presented is unaudited and is not complete. The summary selected financial information presented is qualified in its entirety by and should be read together with the audited consolidated financial statements and accompanying notes included in the Company’s annual reports on Form 10-K for the fiscal years ended December 31, 2012 and December 31, 2011 and the interim unaudited consolidated financial statements and accompanying notes included in the Company’s quarterly reports on Form 10-Q for the relevant periods.

Certain information included in this Current Report includes forward looking statements which involve known and unknown risks and uncertainties which may cause the Company’s actual results in future periods to differ materially from forecasted results. Words such as “expects”, “anticipates”, “projects”, “intends”, “designed”, “will”, “believes”, “estimates”, “may”, “could” and variations of such words and similar expressions are intended to identify such forward-looking statements. Among those factors which could cause actual results to differ materially are the following: the highly cyclical nature of the Company’s business, raw material costs, the Company’s level of indebtedness, competition, foreign exchange and interest rate fluctuations, the Company’s use of derivatives, expenditures for capital projects, environmental regulation and compliance, disruptions to the Company’s production, market conditions and other risk factors listed from time to time in the Company’s reports filed with the Securities and Exchange Commission.

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Balance Sheets

(Unaudited)

(In thousands of U.S. dollars)

	September 30, 2013
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
ASSETS
Current assets
Cash and cash equivalents	$101,607	$79,976	$—	$181,583
Receivables	71,182	60,508	—	131,690
Inventories	93,020	72,912	—	165,932
Prepaid expenses and other	10,796	5,979	—	16,775
Deferred income tax	3,004	2,728	—	5,732

Total current assets	279,609	222,103	—	501,712
Long-term assets
Property, plant and equipment	431,551	620,602	—	1,052,153
Deferred note issuance and other	10,184	8,950	—	19,134
Deferred income tax	11,809	7,444	—	19,253
Due from unrestricted group	148,061	—	(148,061)	—

Total assets	$881,214	$859,099	$(148,061)	$1,592,252

LIABILITIES
Current liabilities
Accounts payable and other	$70,194	$69,416	$—	$139,610
Pension and other post-retirement benefit obligations	1,038	—	—	1,038
Debt	737	58,545	—	59,282

Total current liabilities	71,969	127,961	—	199,930
Long-term liabilities
Debt	343,318	572,185	—	915,503
Due to restricted group	—	148,061	(148,061)	—
Unrealized interest rate derivative losses	—	49,750	—	49,750
Pension and other post-retirement benefit obligations	41,599	—	—	41,599
Capital leases and other	8,346	11,285	—	19,631
Deferred income tax	10,339	—	—	10,339

Total liabilities	475,571	909,242	(148,061)	1,236,752

EQUITY
Total shareholders’ equity (deficit)	405,643	(41,140)	—	364,503
Noncontrolling interest (deficit)	—	(9,003)	—	(9,003)

Total liabilities and equity	$881,214	$859,099	$(148,061)	$1,592,252

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Balance Sheets

(Unaudited)

(In thousands of U.S. dollars)

	June 30, 2013
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
ASSETS
Current assets
Cash and cash equivalents	$90,376	$84,521	$—	$174,897
Receivables	64,625	61,608	—	126,233
Inventories	83,523	57,232	—	140,755
Prepaid expenses and other	10,256	6,436	—	16,692
Deferred income tax	2,833	2,126	—	4,959

Total current assets	251,613	211,923	—	463,536
Long-term assets
Property, plant and equipment	425,566	600,686	—	1,026,252
Deferred note issuance and other	8,889	7,543	—	16,432
Deferred income tax	11,548	7,652	—	19,200
Due from unrestricted group	139,348	—	(139,348)	—

Total assets	$836,964	$827,804	$(139,348)	$1,525,420

LIABILITIES
Current liabilities
Accounts payable and other	$64,405	$60,494	$—	$124,899
Pension and other post-retirement benefit obligations	1,015	—	—	1,015
Debt	1,415	56,279	—	57,694

Total current liabilities	66,835	116,773	—	183,608
Long-term liabilities
Debt	306,884	577,909	—	884,793
Due to restricted group	—	139,348	(139,348)	—
Unrealized interest rate derivative losses	—	51,777	—	51,777
Pension and other post-retirement benefit obligations	40,537	—	—	40,537
Capital leases and other	7,617	10,075	—	17,692
Deferred income tax	8,966	—	—	8,966

Total liabilities	430,839	895,882	(139,348)	1,187,373

EQUITY
Total shareholders’ equity (deficit)	406,125	(48,460)	—	357,665
Noncontrolling interest (deficit)	—	(19,618)	—	(19,618)

Total liabilities and equity	$836,964	$827,804	$(139,348)	$1,525,420

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Balance Sheets

(Unaudited)

(In thousands of U.S. dollars)

	March 31, 2013
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
ASSETS
Current assets
Cash and cash equivalents	$66,820	$75,295	$—	$142,115
Receivables	89,822	64,518	—	154,340
Inventories	92,556	52,440	—	144,996
Prepaid expenses and other	6,207	4,445	—	10,652
Deferred income tax	2,813	2,098	—	4,911

Total current assets	258,218	198,796	—	457,014
Long-term assets
Property, plant and equipment	437,217	593,943	—	1,031,160
Deferred note issuance and other	8,119	6,806	—	14,925
Deferred income tax	11,843	7,554	—	19,397
Due from unrestricted group	134,303	—	(134,303)	—

Total assets	$849,700	$807,099	$(134,303)	$1,522,496

LIABILITIES
Current liabilities
Accounts payable and other	$67,662	$57,734	$—	$125,396
Pension and other post-retirement benefit obligations	1,050	—	—	1,050
Debt	15,183	55,552	—	70,735

Total current liabilities	83,895	113,286	—	197,181
Long-term liabilities
Debt	284,361	560,856	—	845,217
Due to restricted group	—	134,303	(134,303)	—
Unrealized interest rate derivative losses	—	58,448	—	58,448
Pension and other post-retirement benefit obligations	41,674	—	—	41,674
Capital leases and other	7,828	10,006	—	17,834
Deferred income tax	7,930	—	—	7,930

Total liabilities	425,688	876,899	(134,303)	1,168,284

EQUITY
Total shareholders’ equity (deficit)	424,012	(49,392)	—	374,620
Noncontrolling interest (deficit)	—	(20,408)	—	(20,408)

Total liabilities and equity	$849,700	$807,099	$(134,303)	$1,522,496

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Balance Sheets

(Unaudited)

(In thousands of U.S. dollars)

	December 31, 2012
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
ASSETS
Current assets
Cash and cash equivalents	$48,407	$89,032	$—	$137,439
Receivables	80,708	64,442	—	145,150
Inventories	98,606	57,373	—	155,979
Prepaid expenses and other	7,661	2,764	—	10,425
Deferred income tax	2,885	3,002	—	5,887

Total current assets	238,267	216,613	—	454,880
Long-term assets
Property, plant and equipment	455,293	611,213	—	1,066,506
Deferred note issuance and other	8,712	7,324	—	16,036
Deferred income tax	12,102	11,057	—	23,159
Due from unrestricted group	134,897	—	(134,897)	—

Total assets	$849,271	$846,207	$(134,897)	$1,560,581

LIABILITIES
Current liabilities
Accounts payable and other	$55,517	$63,082	$—	$118,599
Pension and other post-retirement benefit obligations	1,072	—	—	1,072
Debt	7,465	52,740	—	60,205

Total current liabilities	64,054	115,822	—	179,876
Long-term liabilities
Debt	285,079	592,701	—	877,780
Due to restricted group	—	134,897	(134,897)	—
Unrealized interest rate derivative losses	—	66,819	—	66,819
Pension and other post-retirement benefit obligations	42,378	—	—	42,378
Capital leases and other	8,008	10,367	—	18,375
Deferred income tax	7,591	—	—	7,591

Total liabilities	407,110	920,606	(134,897)	1,192,819

EQUITY
Total shareholders’ equity (deficit)	442,161	(53,057)	—	389,104
Noncontrolling interest (deficit)	—	(21,342)	—	(21,342)

Total liabilities and equity	$849,271	$846,207	$(134,897)	$1,560,581

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Balance Sheets

(Unaudited)

(In thousands of U.S. dollars)

	September 30, 2012
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
ASSETS
Current assets
Cash and cash equivalents	$70,738	$91,465	$—	$162,203
Receivables	80,110	72,402	—	152,512
Inventories	89,784	55,945	—	145,729
Prepaid expenses and other	9,938	3,179	—	13,117
Deferred income tax	6,815	4,802	—	11,617

Total current assets	257,385	227,793	—	485,178
Long-term assets
Property, plant and equipment	458,062	590,552	—	1,048,614
Deferred note issuance and other	7,812	7,517	—	15,329
Deferred income tax	11,407	8,854	—	20,261
Due from unrestricted group	128,548	—	(128,548)	—

Total assets	$863,214	$834,716	$(128,548)	$1,569,382

LIABILITIES
Current liabilities
Accounts payable and other	$80,574	$67,318	$—	$147,892
Pension and other post-retirement benefit obligations	1,014	—	—	1,014
Debt	1,399	51,424	—	52,823

Total current liabilities	82,987	118,742	—	201,729
Long-term liabilities
Debt	285,060	577,310	—	862,370
Due to restricted group	—	128,548	(128,548)	—
Unrealized interest rate derivative losses	—	68,172	—	68,172
Pension and other post-retirement benefit obligations	41,638	—	—	41,638
Capital leases and other	8,186	9,040	—	17,226
Deferred income tax	6,987	—	—	6,987

Total liabilities	424,858	901,812	(128,548)	1,198,122

EQUITY
Total shareholders’ equity (deficit)	438,356	(47,249)	—	391,107
Noncontrolling interest (deficit)	—	(19,847)	—	(19,847)

Total liabilities and equity	$863,214	$834,716	$(128,548)	$1,569,382

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Balance Sheets

(Unaudited)

(In thousands of U.S. dollars)

	June 30, 2012
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
ASSETS
Current assets
Cash and cash equivalents	$63,462	$102,346	$—	$165,808
Marketable securities	12,923	—	—	12,923
Receivables	70,219	61,431	—	131,650
Inventories	89,388	60,373	—	149,761
Prepaid expenses and other	7,282	3,602	—	10,884
Deferred income tax	6,232	4,246	—	10,478

Total current assets	249,506	231,998	—	481,504
Long-term assets
Property, plant and equipment	450,516	584,323	—	1,034,839
Deferred note issuance and other	8,087	7,825	—	15,912
Deferred income tax	11,246	9,210	—	20,456
Due from unrestricted group	123,856	—	(123,856)	—

Total assets	$843,211	$833,356	$(123,856)	$1,552,711

LIABILITIES
Current liabilities
Accounts payable and other	$67,369	$64,225	$—	$131,594
Pension and other post-retirement benefit obligations	979	—	—	979
Debt	1,378	44,338	—	45,716

Total current liabilities	69,726	108,563	—	178,289
Long-term liabilities
Debt	285,739	593,610	—	879,349
Due to restricted group	—	123,856	(123,856)	—
Unrealized interest rate derivative losses	—	65,609	—	65,609
Pension and other post-retirement benefit obligations	40,282	—	—	40,282
Capital leases and other	8,183	8,859	—	17,042
Deferred income tax	4,934	—	—	4,934

Total liabilities	408,864	900,497	(123,856)	1,185,505

EQUITY
Total shareholders’ equity (deficit)	434,347	(46,603)	—	387,744
Noncontrolling interest (deficit)	—	(20,538)	—	(20,538)

Total liabilities and equity	$843,211	$833,356	$(123,856)	$1,552,711

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Balance Sheets

(Unaudited)

(In thousands of U.S. dollars)

	March 31, 2012
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
ASSETS
Current assets
Cash and cash equivalents	$71,464	$94,139	$—	$165,603
Marketable securities	16,279	—	—	16,279
Receivables	85,064	70,673	—	155,737
Inventories	89,674	54,839	—	144,513
Prepaid expenses and other	6,185	3,615	—	9,800
Deferred income tax	6,808	2,095	—	8,903

Total current assets	275,474	225,361	—	500,835
Long-term assets
Property, plant and equipment	464,981	619,256	—	1,084,237
Deferred note issuance and other	7,492	8,202	—	15,694
Deferred income tax	11,853	5,060	—	16,913
Due from unrestricted group	127,524	—	(127,524)	—

Total assets	$887,324	$857,879	$(127,524)	$1,617,679

LIABILITIES
Current liabilities
Accounts payable and other	$73,495	$60,812	$—	$134,307
Pension and other post-retirement benefit obligations	999	—	—	999
Debt	1,451	46,669	—	48,120

Total current liabilities	75,945	107,481	—	183,426
Long-term liabilities
Debt	292,816	624,194	—	917,010
Due to restricted group	—	127,524	(127,524)	—
Unrealized interest rate derivative losses	—	68,690	—	68,690
Pension and other post-retirement benefit obligations	41,147	—	—	41,147
Capital leases and other	8,586	8,276	—	16,862
Deferred income tax	5,694	—	—	5,694

Total liabilities	424,188	936,165	(127,524)	1,232,829

EQUITY
Total shareholders’ equity (deficit)	463,136	(55,645)	—	407,491
Noncontrolling interest (deficit)	—	(22,641)	—	(22,641)

Total liabilities and equity	$887,324	$857,879	$(127,524)	$1,617,679

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Balance Sheets

(Unaudited)

(In thousands of U.S. dollars)

	December 31, 2011
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
ASSETS
Current assets
Cash and cash equivalents	$58,152	$78,147	$—	$136,299
Marketable securities	15,847	—	—	15,847
Receivables	81,331	74,965	—	156,296
Inventories	92,999	63,364	—	156,363
Prepaid expenses and other	6,511	4,077	—	10,588
Deferred income tax	6,718	2,038	—	8,756

Total current assets	261,558	222,591	—	484,149
Long-term assets
Property, plant and equipment	459,111	605,856	—	1,064,967
Deferred note issuance and other	7,746	6,216	—	13,962
Deferred income tax	11,016	4,923	—	15,939
Due from unrestricted group	115,222	—	(115,222)	—

Total assets	$854,653	$839,586	$(115,222)	$1,579,017

LIABILITIES
Current liabilities
Accounts payable and other	$64,620	$64,633	$—	$129,253
Pension and other post-retirement benefit obligations	981	—	—	981
Debt	1,411	31,889	—	33,300

Total current liabilities	67,012	96,522	—	163,534
Long-term liabilities
Debt	288,477	630,479	—	918,956
Due to restricted group	—	115,222	(115,222)	—
Unrealized interest rate derivative losses	—	67,962	—	67,962
Pension and other post-retirement benefit obligations	40,469	—	—	40,469
Capital leases and other	8,566	8,366	—	16,932
Deferred income tax	3,353	—	—	3,353

Total liabilities	407,877	918,551	(115,222)	1,211,206

EQUITY
Total shareholders’ equity (deficit)	446,776	(55,444)	—	391,332
Noncontrolling interest (deficit)	—	(23,521)	—	(23,521)

Total liabilities and equity	$854,653	$839,586	$(115,222)	$1,579,017

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Statements of Operations

(Unaudited)

(In thousands of U.S. dollars)

	Three Months Ended September 30, 2013
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
Revenues
Pulp	$140,193	$106,464	$—	$246,657
Energy and chemicals	7,871	14,690	—	22,561

	148,064	121,154	—	269,218
Operating costs	120,408	99,752	—	220,160
Operating depreciation and amortization	10,777	8,617	—	19,394
Selling, general and administrative expenses	7,433	5,072	—	12,505
Restructuring expenses	3,855	—	—	3,855

	142,473	113,441	—	255,914

Operating income (loss)	5,591	7,713	—	13,304

Other income (expense)
Interest expense	(8,204)	(11,232)	2,182	(17,254)
Gain (loss) on derivative instruments	(1,400)	4,045	—	2,645
Other income (expense)	2,371	37	(2,182)	226

Total other income (expense)	(7,233)	(7,150)	—	(14,383)

Income (loss) before income taxes	(1,642)	563	—	(1,079)
Income tax benefit (provision)	(1,439)	192	—	(1,247)

Net income (loss)	(3,081)	755	—	(2,326)
Less: net income attributable to noncontrolling interest	—	(640)	—	(640)

Net income (loss) attributable to common shareholders	$(3,081)	$115	$—	$(2,966)

	Three Months Ended June 30, 2013
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
Revenues
Pulp	$137,957	$115,209	$—	$253,166
Energy and chemicals	7,886	13,648	—	21,534

	145,843	128,857	—	274,700
Operating costs	135,425	108,938	—	244,363
Operating depreciation and amortization	10,791	8,476	—	19,267
Selling, general and administrative expenses	7,375	4,864	—	12,239

	153,591	122,278	—	275,869

Operating income (loss)	(7,748)	6,579	—	(1,169)

Other income (expense)
Interest expense	(7,685)	(11,639)	2,154	(17,170)
Gain (loss) on derivative instruments	(551)	7,472	—	6,921
Other income (expense)	2,118	44	(2,154)	8

Total other income (expense)	(6,118)	(4,123)	—	(10,241)

Income (loss) before income taxes	(13,866)	2,456	—	(11,410)
Income tax benefit (provision)	(795)	(20)	—	(815)

Net income (loss)	(14,661)	2,436	—	(12,225)
Less: net income attributable to noncontrolling interest	—	(790)	—	(790)

Net income (loss) attributable to common shareholders	$(14,661)	$1,646	$—	$(13,015)

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Statements of Operations

(Unaudited)

(In thousands of U.S. dollars)

	Three Months Ended March 31, 2013
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
Revenues
Pulp	$132,350	$105,468	$—	$237,818
Energy and chemicals	9,361	14,606	—	23,967

	141,711	120,074	—	261,785
Operating costs	118,200	99,784	—	217,984
Operating depreciation and amortization	10,815	8,635	—	19,450
Selling, general and administrative expenses	7,547	4,197	—	11,744

	136,562	112,616	—	249,178

Operating income (loss)	5,149	7,458	—	12,607

Other income (expense)
Interest expense	(7,745)	(11,791)	2,176	(17,360)
Gain (loss) on derivative instruments	(456)	6,820	—	6,364
Other income (expense)	2,027	57	(2,176)	(92)

Total other income (expense)	(6,174)	(4,914)	—	(11,088)

Income (loss) before income taxes	(1,025)	2,544	—	1,519
Income tax benefit (provision)	(1,342)	197	—	(1,145)

Net income (loss)	(2,367)	2,741	—	374
Less: net income attributable to noncontrolling interest	—	(935)	—	(935)

Net income (loss) attributable to common shareholders	$(2,367)	$1,806	$—	$(561)

	Three Months Ended December 31, 2012
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
Revenues
Pulp	$126,666	$95,814	$—	$222,480
Energy and chemicals	9,184	13,133	—	22,317

	135,850	108,947	—	244,797
Operating costs	111,815	92,855	—	204,670
Operating depreciation and amortization	9,664	8,496	—	18,160
Selling, general and administrative expenses	8,199	4,284	—	12,483

	129,678	105,635	—	235,313

Operating income (loss)	6,172	3,312	—	9,484

Other income (expense)
Interest expense	(7,360)	(12,455)	2,005	(17,810)
Gain (loss) on derivative instruments	80	3,019	—	3,099
Other income (expense)	2,099	62	(2,005)	156

Total other income (expense)	(5,181)	(9,374)	—	(14,555)

Income (loss) before income taxes	991	(6,062)	—	(5,071)
Income tax benefit (provision)	(2,812)	(275)	—	(3,087)

Net income (loss)	(1,821)	(6,337)	—	(8,158)
Less: net loss attributable to noncontrolling interest	—	1,495	—	1,495

Net income (loss) attributable to common shareholders	$(1,821)	$(4,842)	$—	$(6,663)

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Statements of Operations

(Unaudited)

(In thousands of U.S. dollars)

	Three Months Ended September 30, 2012
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
Revenues
Pulp	$141,388	$115,819	$—	$257,207
Energy and chemicals	8,707	14,013	—	22,720

	150,095	129,832	—	279,927
Operating costs	137,898	101,986	—	239,884
Operating depreciation and amortization	10,415	8,349	—	18,764
Selling, general and administrative expenses	8,016	4,533	—	12,549

	156,329	114,868	—	271,197

Operating income (loss)	(6,234)	14,964	—	8,730

Other income (expense)
Interest expense	(7,529)	(11,861)	1,753	(17,637)
Gain (loss) on derivative instruments	428	(1,594)	—	(1,166)
Other income (expense)	2,108	319	(1,753)	674

Total other income (expense)	(4,993)	(13,136)	—	(18,129)

Income (loss) before income taxes	(11,227)	1,828	—	(9,399)
Income tax benefit (provision)	(1,497)	(907)	—	(2,404)

Net income (loss)	(12,724)	921	—	(11,803)
Less: net income attributable to noncontrolling interest	—	(691)	—	(691)

Net income (loss) attributable to common shareholders	$(12,724)	$230	$—	$(12,494)

	Three Months Ended June 30, 2012
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
Revenues
Pulp	$133,039	$105,493	$—	$238,532
Energy and chemicals	8,267	14,851	—	23,118

	141,306	120,344	—	261,650
Operating costs	121,548	86,908	—	208,456
Operating depreciation and amortization	10,020	8,622	—	18,642
Selling, general and administrative expenses	6,922	4,124	—	11,046

	138,490	99,654	—	238,144

Operating income (loss)	2,816	20,690	—	23,506

Other income (expense)
Interest expense	(7,617)	(11,944)	1,775	(17,786)
Gain (loss) on derivative instruments	2,101	(371)	—	1,730
Other income (expense)	1,176	128	(1,775)	(471)

Total other income (expense)	(4,340)	(12,187)	—	(16,527)

Income (loss) before income taxes	(1,524)	8,503	—	6,979
Income tax benefit (provision)	(1,803)	(1,125)	—	(2,928)

Net income (loss)	(3,327)	7,378	—	4,051
Less: net income attributable to noncontrolling interest	—	(2,103)	—	(2,103)

Net income (loss) attributable to common shareholders	$(3,327)	$5,275	$—	$1,948

MERCER INTERNATIONAL INC.

RESTRICTED GROUP SUPPLEMENTAL DISCLOSURE

Combined Condensed Statements of Operations

(Unaudited)

(In thousands of U.S. dollars)

	Three Months Ended March 31, 2012
	Restricted Group	Unrestricted Subsidiaries	Eliminations	Consolidated Group
Revenues
Pulp	$144,112	$117,439	$—	$261,551
Energy and chemicals	10,480	14,331	—	24,811

	154,592	131,770	—	286,362
Operating costs	128,962	104,172	—	233,134
Operating depreciation and amortization	10,019	8,717	—	18,736
Selling, general and administrative expenses	8,551	4,639	—	13,190

	147,532	117,528	—	265,060

Operating income (loss)	7,060	14,242	—	21,302

Other income (expense)
Interest expense	(7,619)	(12,674)	1,759	(18,534)
Gain (loss) on derivative instruments	—	1,149	—	1,149
Other income (expense)	1,082	139	(1,759)	(538)

Total other income (expense)	(6,537)	(11,386)	—	(17,923)

Income (loss) before income taxes	523	2,856	—	3,379
Income tax benefit (provision)	(938)	(22)	—	(960)

Net income (loss)	(415)	2,834	—	2,419
Less: net income attributable to noncontrolling interest	—	(880)	—	(880)

Net income (loss) attributable to common shareholders	$(415)	$1,954	$—	$1,539

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER INTERNATIONAL INC.

/s/ David M. Gandossi
David M. Gandossi
Chief Financial Officer

Date: February 6, 2014